Exhibit 99

The information contained in the attached materials is referred to as the "Information".

The attached Term Sheet has been prepared with the cooperation of General Motors Acceptance Corporation ("GMAC"). Neither the underwriters, GMAC nor any of their affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The  Information  contained  herein will be superseded by the description of the
collateral  pool  contained  in  the  prospectus   supplement  relating  to  the
securities.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch ABS Trading Desk at (212) 449-3659.

                            GMAC 1997-A Grantor Trust
                     Capital Auto Receivables, Inc., Seller
                General Motors Acceptance Corporation, Servicer

                               Subject to Revision

                         Term Sheet Dated April __, 1997

Capitalized terms used below which are not defined below have the meanings specified in the Prospectus of Capital Auto Receivables, Inc. Dated April __, 1997 and pertaining to GMAC Grantor Trusts. A copy of such Prospectus is available from the Securities and Exchange Commission.

Issuer........................   GMAC 1997-A  Grantor  Trust (the "Trust" or the
                                 "Issuer").
The Certificates..............   1)  ____% Asset  Backed  Certificates,  Class A
                                    (the   "Class   A   Certificates")   in  the
                                    aggregate   initial   principal   amount  of
                                    $-,---,---,---.--.

                                 2)  The Class B  Certificates  will be retained
                                    by Capital Auto Receivables, Inc..
Terms of the Certificates:
A.  Distribution Dates........   Principal  and  interest,  to the extent of the
                                 Pass Through Rate of ___% per annum, will be distributed on the 15th day of each month (or the next following business day) beginning May
                                 15, 1997.

B.  Interest..................   On each  Distribution  Date,  interest  will be
                                 passed     through     to    the     Class    A
                                 Certificateholders  as of the  Record  Date  at
                                 the   Pass   Through   Rate  on  the   Class  A
                                 Certificate  Balance.  Interest  on the Class A
                                 Certificates  will  accrue from the most recent
                                 Distribution  Date on which  interest  has been
                                 paid to but excluding the current  Distribution
                                 Date,  to the  extent of funds  available  from
                                 (i) the  Class A  Percentage  of the  Available
                                 Interest,   (ii)   the   Subordination   Spread
                                 Account  and (iii)  the  Class B  Distributable
                                 Amount.

C.  Principal.................   On each  Distribution  Date,  the Trustee  will
                                 pass through and  distribute  pro rata to Class
                                 A  Certificateholders  as of the  Record  Date,
                                 with    respect    to    Scheduled     Interest
                                 Receivables,    all   Scheduled   Payments   of
                                 principal,   the   principal   portion  of  all
                                 prepayments   in  full  and   certain   partial
                                 prepayments   received   during   the   related
                                 Monthly  Period  and,  with  respect  to Simple
                                 Interest  Receivables,  all payments  allocable
                                 to  principal  that are received by the Trustee
                                 during  the  related  Monthly  Period,  in each
                                 case to the extent of funds  available from (i)
                                 the  Class  A  Percentage   of  the   Available
                                 Principal,   (ii)  the   Subordination   Spread
                                 Account  and (iii) the  remainder  of the Total
                                 Available Amount.

D.  Optional Purchase.........   The  Servicer  may purchase all of the property
                                 of the related Trust as of the last day of the related Monthly Period on or after which the aggregate Principal Balance declines below 10% of the Aggregate Amount Financed.

Subordination.................   The rights of the Class B Certificateholder  to
                                 receive   distributions  to  which  they  would
                                 otherwise be entitled with respect to the Receivables held by the related Trust will be subordinated to the rights of the Class A
                                 Certificateholders.

Subordinated Spread Account...   A  Subordinated  Spread Account will be created
                                 with an  initial  deposit by the Seller of cash
                                 or certain investments  maturing on or prior to
                                 the  related  initial   Distribution  Date  and
                                 having  a  value  equal  to  the  Subordination
                                 Initial    Deposit.    The    funds    in   the
                                 Subordination  Spread  Account will  thereafter
                                 be  supplemented  by  the  deposit  of  amounts
                                 otherwise   distributable   to  the   Class   B
                                 Certificateholder  until the amount of funds in
                                 the  Subordination  Spread  Account  reaches an
                                 amount  equal  to the  Specified  Subordination
                                 Spread  Account  Balance.  Thereafter,  amounts
                                 otherwise   distributable   to  the   Class   B
                                 Certificateholder will be deposited in the Subordination Spread Account to the extent necessary to maintain the amount of funds in the Subordination Spread Account at an amount equal to the Specified Subordination Spread
                                 Account Balance.  Amounts in the  Subordination
                                 Spread Account on any Distribution Date in excess of the Specified Subordination Spread
                                 Account Balance for such Distribution Date generally will be released to the Class B
                                 Certificateholder.

Rating........................   As  a  condition  of  issuance,   the  Class  A
                                 Certificates will be rated in the highest category by at least one nationally recognized rating agency.

THE RECEIVABLES POOL:

The Receivables to be included in the Receivables Pool related to the Class A Certificates were selected from the Servicer's portfolio based on several criteria, including that such Receivable (i) has a first payment due date on or after January 1, 1994, (ii) has an original term of 6 to 60 months, (iii) provides for finance charges at an annual percentage rate between 6.00% and 20.00%, (iv) as of the Cutoff Date, was not more than 29 days past due and (v) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables." As of the Cutoff Date, Scheduled Interest Receivables represented approximately 49.6% of the Receivables Pool by aggregate principal balance, with the remainder being Simple Interest Receivables.

The Aggregate Amount Financed under the Receivables is $1,502,297,680.89. The Receivables Pool has an average annual percentage rate of 11.33% and a weighted average remaining maturity of 43.70 months. The composition and distribution by annual percentage rate of the Receivables Pool are as set forth in the following tables:

 Weighted Average
Annual Percentage
     Rate of         Aggregate Amount        Number of         Average Amount
   Receivables           Financed        Contracts in Pool        Financed
     (Range)
-------------------  ------------------  ------------------   ------------------
      11.33%         $1,502,297,680.89        130,485            $11,513.18
 (6.00 to 20.00%)

 Weighted Average
Original Maturity    Weighted Average        Scheduled
     (Range)             Remaining       Weighted Average
                         Maturity            Life (1)
-------------------  ------------------  ------------------
   55.58 months        43.70 months        24.10 months
 (6 to 60 months)

(1)Based on Scheduled Payments due on and after the Cutoff Date and assuming that no prepayments on the Receivables are made and that all payments on Simple Interest Receivables are received on their respective due dates.

DISTRIBUTION BY ANNUAL PERCENTAGE RATE OF THE RECEIVABLES POOL

                                                                   Percentage of
                                Number of          Amount       Aggregate Amount
Annual Percentage Rate Range    CONTRACTS         FINANCED          FINANCED
                                ---------         --------          --------
6.00% to 7.00%                   2,170       $16,158,928.29             1.1%
7.01% to 8.00%                   6,317        63,377,719.73             4.2
8.01% to 9.00%                  17,593       225,143,816.54            15.0
9.01% to 10.00%                 26,638       334,912,127.88            22.3
10.01% to 11.00%                22,723       272,953,307.25            18.2
11.01% to 12.00%                13,343       156,678,329.90            10.4
12.01% to 13.00%                 9,702       106,195,201.49             7.1
13.01% to 14.00%                 6,631        70,525,032.31             4.7
14.01% to 15.00%                 5,395        57,047,579.40             3.8
15.01% to 16.00%                 4,638        48,151,236.14             3.2
16.01% to 17.00%                 3,964        39,349,521.73             2.6
17.01% to 18.00%                 4,236        42,735,614.57             2.8
18.01% to 19.00%                 4,409        43,739,580.81             2.9
19.01% to 20.00%                 2,726        25,329,684.85             1.7
                              -------     ----------------            ------
Total                          130,485    $1,502,297,680.89           100.0%


The Receivables Pool includes Receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the Aggregate Amount Financed in the states with the largest concentration of Receivables. No other state accounts for more than 4.0% of the Aggregate Amount Financed.

                                           Percentage of Aggregate
                  State (1)                    Amount Financed
                  ----------               -----------------------
                  Texas                             12.9%
                  California                        10.3
                  Florida                            7.2
                  Georgia                            6.9
                  Michigan                           6.4

(1)    Based on billing address of the obligors on the Receivables.

Approximately 60.0% of the aggregate principal balance of the Receivables, constituting 53.4% of the number of Receivables, as of the Cutoff Date, represent Receivables acquired by new vehicles. The remainder are secured by used vehicles.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

Set forth below is certain information concerning GMAC's experience in the United States pertaining to delinquencies on new and used retail automobile and light truck receivables and repossessions and net loss information relating to its entire vehicle portfolio (including receivables previously sold which General Motors Acceptance Corporation continues to service). There can be no assurance that the delinquency, repossession and net loss experience on the Receivables Pool will be comparable to that set forth below.


                                    1996    1995     1994    1993     1992
                                    ----    ----     ----    ----     ----
NEW AND USED VEHICLE CONTRACTS
Total Retail Contracts Outstanding
at End of the Period (in thousands) 3,005   3,518   3,892    4,589   5,217
Average Daily Delinquency
   31-60 days........................3.14%   2.75%   2.32%    2.35%   2.43%
   61-90 days........................0.22    0.19    0.12     0.11    0.12
   91 days or more...................0.03    0.02    0.02     0.02    0.02
Percent of Portfolio with Recourse
to Dealers at End of the Period .....1.9%    2.4%    3.6%     4.1%    6.0%
Repossessions as a Percent of Average
Number of Contracts Outstanding......3.59%   3.07%   2.31%    2.17%   2.41%
Net Losses as a Percent
of Liquidations (1)..................2.64%   1.57%   0.96%    1.03%   1.46%
Net Losses as a Percent
of Average Receivables (1)...........1.58%   0.95%   0.57%    0.64%   0.89%


(1) Percentage based on gross accounts receivable including unearned income.